UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013

SED INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State or other jurisdiction of incorporation)	0-16345 (Commission File Number)	22-2715444 (I.R.S. Employer Identification No.)
3505 Newpoint Place, Suite 450 Lawrenceville Georgia 30043 (Address of Principal Executive Offices, including Zip Code)

(770) 491-8962

(Registrant’s telephone number, including area code)

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

The Board of Directors (the “Board”) of SED International Holdings, Inc. (“SED”) today authorized the release and filing under this Form 8-K of a letter to the Board from Paul Hastings LLP, legal counsel to a Special Committee of the Board (“Special Committee”) which was formed to investigate the allegations made on behalf of certain of SED’s shareholders, including Paragon Technologies, Inc. (“Paragon”) by Derek D. Bork of Thompson Hine LLP. Paragon has provided SED with advance notice and announced its intention to nominate a competing slate of five nominees for election as director at SED’s upcoming annual meeting of shareholders.

The Special Committee was constituted with independent directors J.D. Abouchar and Steve Metayer. Messrs. Abouchar and Metayer were not subjects of Mr. Bork’s allegations and were appointed to the Board after the allegations were made by Mr. Bork. As stated in Paul Hastings LLP’s letter, the Special Committee has completed its investigation and has found no credible evidence to support any of the allegations of misconduct alleged by Mr. Bork. Paul Hastings LLP’s letter which describes the Special Committee’s investigation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with its investigation, the Special Committee authorized Paul Hastings LLP to engage Mainstay Capital Markets Consultants, Inc., a securities compliance consulting firm (“Mainstay”), as an independent expert to assist in the investigation of Mr. Bork’s allegations concerning market manipulation by Samuel A. Kidston, SED’s chairman of board. Mainstay’s analysis was conducted by a senior professional with over thirty years of experience in analyzing regulatory compliance in the securities industry, including twenty-three years of experience with the National Association of Securities Dealers, the predecessor to the Financial Industry Regulatory Authority. Mainstay’s independent expert report concludes that Mr. Kidston’s trading could not have impacted the price of SED’s common stock. This report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SED and its directors may be deemed to be participants in the solicitation of proxies from the shareholders of SED in connection with the upcoming annual meeting of its shareholders. Information regarding the special interests of the directors and officers in the proposals that are the subject of the annual meeting will be included in a proxy statement that SED will file in connection with the annual meeting. SED shareholders are strongly advised to read the proxy statement carefully when it becomes available before making any voting or investment decision, as it will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement, along with the annual, quarterly and special reports SED files, for free at the Internet website maintained by the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

Item 9.01.     Financial Statements and Exhibits.

Exhibit Index appearing immediately after the signature page to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

Date: October 2, 2013	By:	/s/ Christopher R. Joe
Name: Christopher R. Joe
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Paul Hastings LLP to Samuel A. Kidston, dated August 26, 2013.
99.2	Independent Expert Report of Mainstay Capital Markets Consultants, Inc., dated August 19, 2013.